UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

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[x]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

HC CAPITAL TRUST

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

October [ ], 2022

To the Shareholders of The Institutional U.S. Equity Portfolio, The Institutional International Equity Portfolio and The Corporate Opportunities Portfolio of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved new portfolio management agreements with RhumbLine Advisers Limited Partnership with respect to The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio as well as a new portfolio management agreement with MacKay Shields, LLC with respect to The Corporate Opportunities Portfolio, each on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

The Institutional U.S. Equity Portfolio

The Institutional International Equity Portfolio

The Corporate Opportunities Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At a special meeting held on August 18, 2022, the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved:

•	Two new portfolio management agreements between the Trust and RhumbLine Advisers Limited Partnership (“RhumbLine”) with respect to The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio. The Trust and RhumbLine then entered into the new agreements, which became effective on August 18, 2022; and

•	A new portfolio management agreement between the Trust and MacKay Shields, LLC (“MacKay”) with respect to The Corporate Opportunities Portfolio. The Trust and MacKay then entered into the new agreement, which became effective on August 18, 2022.

This Information Statement is being provided to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be distributed on or about November [ ], 2022 to the Portfolios’ shareholders of record as of August 19, 2022 (the “Record Date”). This Information Statement describes the amendments and the new agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services separately and apart from the fees paid by such Portfolio(s) to the Adviser. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

THE INSTITUTIONAL U.S. EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

Prior to August 18, 2022, day-to-day investment decisions for The Institutional U.S. Equity Portfolio were provided by Echo Street Capital Management, LLC (“Echo Street”), Jennison Associates, LLC (“Jennison”), Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC (“Parametric”) and Wellington Management Company, LLC (“Wellington”). Prior to August 18, 2022, day-to-day investment decisions for The Institutional International Equity Portfolio were provided by City of London Investment Management Company, Limited (“CLIM”), Mellon and Parametric. At the Board’s special meeting on August 18, 2022, the Adviser recommended, and the Board approved, adding RhumbLine as an additional Specialist Manager to these Portfolios. RhumbLine will manage assets of each Portfolio using an indexing investment approach to replicate the investment performance of an identified index or subset of an identified index.

Under the terms of the new agreements with RhumbLine (the “New RhumbLine Agreements”), RhumbLine is entitled to receive from The Institutional U.S. Equity Portfolio, an annual fee of 0.04% of the average daily net assets of that portion of the Portfolio allocated to it and is entitled to receive from The Institutional International Equity Portfolio, an annual fee of 0.05% of the average daily net assets of that portion of the Portfolio allocated to it. In each case, these fees are equal to the lowest fee currently paid to any of the other Specialist Managers serving the respective Portfolio. The New RhumbLine Agreements are similar in all material respects to each of the existing agreements between the Trust and the other Specialist Managers currently serving the Portfolios. The addition of RhumbLine as a Specialist Manager to each of The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio is to allow the Adviser to have the ability, when it believes it to be appropriate, to allocate to RhumbLine a portion of each Portfolio’s assets in order for RhumbLine to implement its indexing investment approach for such Portfolio. The effect of any such allocation on either Portfolio’s overall expenses will depend on the overall allocation of assets among the various Specialist Managers serving the respective Portfolio and cannot be calculated at this time. Given the fees to which RhumbLine is entitled, however, it is not expected that any such allocation would cause either Portfolio’s overall expenses to increase.

A copy of the form of New RhumbLine Agreement is attached to this Information Statement as Exhibit A.

Additional information about RhumbLine is set forth under the heading “Management of the Trust” in this Information Statement.

THE CORPORATE OPPORTUNITIES PORTFOLIO

Prior to August 18, 2022, day-to-day investment decisions for The Corporate Opportunities Portfolio were provided by CLIM, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Mellon and Parametric. At the Board’s special meeting on August 18, 2022, the Adviser recommended, and the Board approved, adding MacKay as an additional Specialist Manager to this Portfolio. MacKay will manage assets of the Portfolio using an active investment approach to manage an investment portfolio of fixed income securities, including high yield securities.

Under the terms of the new agreement with MacKay (the “New MacKay Agreement”), MacKay is entitled to receive from The Corporate Opportunities Portfolio, an annual fee, payable monthly in arrears, at the annual rate of 0.40% on the first $100 million of the average daily net assets of that portion of the Portfolio allocated to it and 0.35% on average daily net assets of that portion of the Portfolio allocated to it over $100 million. This fee is equal to or lower than the highest fee currently paid to any of the other Specialist Managers serving the Portfolio. The New MacKay Agreement is similar in all material respects to each of the existing agreements between the Trust and the other Specialist Managers currently serving the Portfolio. The addition of MacKay as a Specialist Manager to The Corporate Opportunities Portfolio is to allow the Adviser to have the ability, when it believes appropriate, to allocate to MacKay a portion of the Portfolio’s assets in order for MacKay to implement its active investment approach for the Portfolio. It is not, however, expected that any assets of the Portfolio will be allocated to MacKay to manage in the immediate future. Accordingly, it is not expected that the overall expenses of that Portfolio will change in the foreseeable future as a result of the New MacKay Agreement.

A copy of the form of New MacKay Agreement is attached to this Information Statement as Exhibit B.

Additional information about MacKay is set forth under the heading “Management of the Trust” in this Information Statement.

FACTORS CONSIDERED BY THE BOARD

The Board, including a majority of the Independent Trustees, considered and approved the New RhumbLine Agreements and the New MacKay Agreement (collectively, the “New Agreements”), each for an initial two-year period.

In considering the information and materials described herein, the Independent Trustees were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did, assign relative weights to the specific factors considered in reaching its conclusions to approve the New Agreements. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Based upon the Adviser’s recommendation, it was determined by the Board that an allocation of assets of The Corporate Opportunities Portfolio to MacKay, in order to access the firm’s expertise in managing high yield fixed income portfolios, and allocations of assets of the Institutional U.S. Equity and Institutional International Equity Portfolios (together with The Corporate Opportunities Portfolio, the “Affected Portfolios”) to RhumbLine, in order to access the firm’s ability to implement passive investment strategies with varying target indices, was appropriate. Accordingly, the Board approved the terms of each New Agreement between the Trust and each of MacKay and RhumbLine, as applicable.

In connection with its deliberations, the Board reviewed and considered information that it had requested and received from MacKay and Rhumbline (collectively, the “New Specialist Managers”), as well as information provided to it by the Adviser. In addition, the Board had the opportunity to meet with and ask questions of principals of each of the New Specialist Managers.

In concluding that the approval of the New Agreements was in the best interests of the Affected Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s views, as well as the Adviser’s assessment of the potential contribution to the respective Affected Portfolios of each New Specialist Manager’s strategy. The Board noted the Adviser’s explanation that The Corporate Opportunities Portfolio was currently underweight high yield fixed income investments and belief that an allocation to MacKay was appropriate to increase such exposure. The Board also noted the Adviser’s explanation that RhumbLine would be able to provide additional flexibility in the implementation of passive investment strategies employed for the Institutional U.S. Equity and Institutional International Equity Portfolios as compared with the then-current passive managers.

Other factors considered by the Board in approving the New Agreements included the nature, extent and quality of the services expected to be provided by the New Specialist Managers, and the Adviser’s expectations for the Affected Portfolios and the types of circumstances that might lead the Adviser to recommend changes in the level of assets allocated to the New Specialist Managers. The Board also reviewed and considered, among other things, the Adviser’s prior exposure to MacKay through other accounts; the qualifications, background and experience of the investment personnel at the New Specialist Managers who would be responsible for the day-to-day portfolio management of the Affected Portfolios’ allocated assets; the New Specialist Managers’ experience in managing other funds and accounts; the New Specialist Managers’ financial condition; and the New Specialist Managers’ policies and procedures designed to prevent violations of the Federal Securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940 (the “1940 Act”)).

In its deliberations with respect to each of the New Agreements, the Board recognized that, under each such agreement, a New Specialist Manager would be responsible only for day-to-day investment decisions with respect that portion of an Affected Portfolio’s assets allocated to it. The Board further recognized that the New Specialist Managers would not participate in the administration of any of the Affected Portfolios or in the distribution of shares of any of the Affected Portfolios and thus would receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Affected Portfolios for investment management services.

The Board also determined that the rate at which each New Specialist Manager would be compensated for its services under the applicable New Agreement was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from the New Specialist Managers regarding the fee structures of their similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed managers, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Affected Portfolios and of the Trust as a whole and the fact that the terms of the New Agreements were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board also recognized that the overall levels of advisory fees experienced by the Affected Portfolios depends upon the manner in which its assets are allocated among the various Specialist Managers serving the Affected Portfolios at any given time.

In concluding that implementation of the New Agreements would be appropriate and, further, that approval of the New Agreements was in the best interests of shareholders of the Affected Portfolios, the Board considered it of importance that, like all of the Portfolios of the Trust, the Affected Portfolios are designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients.

Additional Information About the New Agreements

The New Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of each of the New Agreements by the Trust or by the service provider upon sixty days’ written notice; and their respective termination in the event of an “assignment” as defined in the 1940 Act.

With respect to duration and termination, the New Agreements provide that they shall continue in effect for a period of two years from the date on which each becomes effective. The New Agreements will remain in effect thereafter from year to year for so long as their continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2022, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Institutional U.S. Equity Portfolio	$1,215,000
The Institutional International Equity Portfolio	$559,000
The Corporate Opportunities Portfolio	$147,000

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 8, 2022 and were last approved by shareholders of the Portfolios on the following dates:

The Institutional U.S. Equity Portfolio	August 8, 2008
The Institutional International Equity Portfolio	November 20, 2009
The Corporate Opportunities Portfolio	December 27, 2006

Information about RhumbLine

RhumbLine is a Massachusetts limited partnership with its principal office in Boston, Massachusetts and is an employee-owned firm. RhumbLine has been registered with the Securities and Exchange Commission as an investment adviser since 1990. As of June 30, 2022, RhumbLine had approximately $81 billion in assets under management.

For its services to The Institutional U.S. Equity Portfolio, RhumbLine receives a fee of 0.04% of the average daily net assets of that portion of the assets of the Portfolio managed by it. For its services to The Institutional International Equity Portfolio, RhumbLine receives a fee of 0.05% of the average daily net assets of that portion of the assets of the Portfolio managed by it.

The Portfolio Managers of each of The Institutional U.S. Equity Portfolio and The Institutional International Equity Portfolio are Alex Ryer, CFA, Julie Lind, Jeff Kusmierz, Antonio Ballestas and Andrew Zagarri, CFA.

Alex Ryer, CFA®, FRM®, CAIA®, Chief Investment Officer, Limited Partner, joined RhumbLine in 2016 as Director of Investments and was promoted to Chief Investment Officer in 2017. Alex was also a Senior Portfolio Manager at RhumbLine from 2003-2005. With 21 years of industry experience, Alex is a member of the firm’s Investment/Risk and Management Committees. He oversees RhumbLine's investment team and all aspects of portfolio management and trading and is responsible for managing a range of investment portfolios and servicing clients, product development and thought leadership on industry issues and trends. His prior experience includes Senior Equity Research Analyst (Fundamental Active - Quant Alpha Research) at BlackRock; Senior Portfolio Manager (Fundamental Active & Quant Active) at Northern Trust Global Investments; Senior Portfolio Manager at RhumbLine; and Principal/Senior Portfolio Manager (Global Structured Products - Emerging Markets) at State Street Global Advisors. Mr. Ryer is a CFA® charterholder, Certified FRM®, Chartered Alternative Investment Analyst and has an M.B.A. from the University of New Hampshire and B.S. in Electrical Engineering from Bucknell University.

Julie Carman Lind, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2000 and has served as Portfolio Manager since 2001. She has 24 years of industry experience. Julie is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously Julie was a Portfolio Analyst at RhumbLine. Her prior experience includes Senior Account Administrator at Investors Bank & Trust. Ms. Lind has a Fixed Income Certificate from ICMA Executive Education.

Jeff Kusmierz, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2005 and has served as Portfolio Manager since 2007. He has 16 years of industry experience. Jeff is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously Jeff was an Investment Intern at RhumbLine. Mr. Kusmierz has an M.B.A. and B.S., cum laude, in Finance from Bentley University.

Antonio J. Ballestas, Portfolio Manager, joined RhumbLine in 2012 and was promoted to Portfolio Manager in 2019. He has 13 years of industry experience. Tony is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously Tony was Assistant Portfolio Manager and Portfolio Analyst in Investment Operations at RhumbLine. His prior experience includes Client Service Specialist and Hedge Fund Accountant at J.P. Morgan. Mr. Ballestas is a CFA Exam Level II Candidate and has a B.S. in Business Administration from Bryant University.

Andrew Zagarri, CFA®, Portfolio Manager, joined RhumbLine in 2021 as Portfolio Manager with nine years of industry experience. He is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. His prior experience includes Portfolio Manager (Quantitative Fixed Income) at BNY Mellon Wealth Management; Quantitative Equity Research Analyst and Fixed Income Trader and Analyst at Boston Private Wealth; Bond Trader for Bank of New York Mellon. Mr. Zagarri is a CFA® charterholder and has a B.B.A. in Finance from the University of Massachusetts Amherst.

The name and principal occupation of the principal executive officer and each director of RhumbLine is as follows:

Name	Principal Occupation
Denise A. D’Entremont	Chief Executive Officer
Alex Ryer	Chief Investment Officer
Lisa A. Sheeler	Chief Compliance Officer & General Counsel
Mary Woodward	Chief Marketing Officer
Steve Goff	Chief Operating Officer
Gina Berard	Director of Operations

RhumbLine does not currently act as an investment advisor with respect to any funds that have an investment objective and strategies similar to those of The Institutional U.S. Equity Portfolio or The Institutional International Equity Portfolio.

Information about MacKay

MacKay has offices in New York, Princeton, Los Angeles, London and Dublin. MacKay’s principal offices are located at 1345 Avenue of the Americas, New York, NY 10105. MacKay was privately held until 1984 when it became a subsidiary of New York Life. MacKay is 100% owned by New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is wholly owned by New York Life Insurance Company. As of June 30, 2022, MacKay managed approximately $132 Billion in assets.

For its services to The Corporate Opportunities Portfolio, MacKay shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.40% on the first $100 million of the average daily net assets of the Account and 0.35% on average daily net assets of the Account over $100 million.

The Portfolio Managers of The Corporate Opportunities Portfolio are Stephen Cianci, CFA and Neil Moriarty, III.

Stephen Cianci, CFA, is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. Mr. Cianci is responsible for managing all Multi-Sector and related strategies and in addition, he is responsible for strategic initiatives as the team’s business head. Prior to joining MacKay in January 2018, he was with Aberdeen for 7 years where his responsibilities included Head of US Core Plus and Opportunistic fixed income on the North American Fixed Income team. Before joining with Aberdeen, he worked as Co-Head of Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products at Logan Circle Partners. Previously, he held similar roles as a Senior Vice President and Senior Portfolio Manager at Delaware Investments. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University. Steve graduated with a MBA and BA from Widener University and is a CFA charterholder. He has been working in the investment industry since 1992.

Neil Moriarty, III, is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. Mr. Moriarty is responsible for managing all Multi-Sector and related strategies. Prior to joining MacKay in January 2018, he was with Aberdeen via the 2005 acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses. While at Aberdeen, his responsibilities included Head of US Core, Structured Products and Co-Head of US Core Short Duration. He joined Deutsche in 2002 from Swathmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, he worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. He graduated with a BA from University of Massachusetts, Amherst. Mr. Moriarty has been working in the investment industry since 1987.

The name and principal occupation of the principal executive officer and each director of MacKay is as follows:

Name	Principal Occupation
Anthony Malloy	Investment Management
Frank Harte	Investment Management
Jeffrey Phlegar	Investment Management
Kirk Lehneis	Investment Management
Naim Abou-Jaoude	Investment Management

MacKay does not currently act as an investment advisor with respect to any funds that have an investment objective and strategies similar to those of The Corporate Opportunities Portfolio.

Information about the Other Specialist Managers.

The Institutional U.S. Equity Portfolio. The Institutional U.S. Equity Portfolio is currently managed by six (6) Specialist Managers: Echo Street, Jennison, Mellon, Parametric, RhumbLine and Wellington. Echo Street’s principal offices are located at 12 E. 49th Street, 44th Floor, New York, NY 10017. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Parametric’s principal offices are located at Two International Place, Boston, MA 02110. Wellington’s principal offices are located at 280 Congress Street, Boston, MA 02210.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by four (4) Specialist Managers: CLIM, Mellon, Parametric and RhumbLine. CLIM’s principal offices are located at

77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and has its U.S. office in Coatesville, Pennsylvania.

The Corporate Opportunities Portfolio. The Corporate Opportunities Portfolio is currently managed by five (5) Specialist Managers: CLIM, Fort Washington, MacKay Shields, Mellon and Parametric. Fort Washington’s principal offices are located at280 Congress Street, Boston, MA 02210.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services. Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: October [   ], 2022

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The [                                                ] Portfolio

AGREEMENT made this ___ day of ________, 2022, between RhumbLine Advisers, LP, a limited partnership organized under the laws of Massachusetts (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended “Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [                                             ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust's Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.             Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.             Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by, or under the supervision of, the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co. LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio; provided, however, that upon at least 90 days’ prior written notice, the Portfolio Manager may cease accepting additional allocations of assets to the Account. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account records comparable to those records required to be maintained under Rule 31a-1(b)(1), (5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and

(v) determine whether and in what manner to vote, and execute or cause to be executed proxies respecting the voting of, securities held by the Account at meetings of holders of such securities provided that timely notice has been given to Portfolio Manager of such meetings.

3.             Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, as that term is defined in Section 2(a)(3) of the Investment Company Act, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.             Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.05% of the average daily net assets of the Account.

5.             Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Portfolio Manager understands that the Trust will rely upon certain documents provided to it by Portfolio Manager and/or documents filed by the Portfolio Manager with the Securities and Exchange Commission (“SEC”). Portfolio Manager expressly warrants the accuracy of any and all such documents and further warrants that such documents shall not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading. Without limiting the generality of the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses result from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement or out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager' s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the

Trust, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.             Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.             Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act. The Manager, which is organized as a limited partnership, will notify the Client of any change in the general partnership of the Manager within a reasonable time after such change.

8.              Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. The Trust consents to the use of its name by the Portfolio Manager in its client list included in marketing materials and to disclosure of its names and the fee hereunder to other mutual fund clients as may be required by Section 15(c) of the Investment Company Act of 1940. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Wellington Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “RhumbLine Advisers, Limited Partnership” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“RhumbLine Marks”), are valuable property of the Portfolio Manager and that the use of the RhumbLine Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.             Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.          Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.          Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand, via overnight delivery service or to the e-mail address provided below as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

cbergman@hirtlecallghan.com

If to Portfolio Manager:

Denise A. D’Entremont

RhumbLine Advisers Limited Partnership

265 Franklin Street

Boston, MA 02110

With a copy to: ClientInstruction@ indexmngr.com

12.          Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part 2 of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	RhmubLine Advisers, Limited Partnership

	By:	_____________________

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio)

	By:	_____________________

EXHIBIT B

PORTFOLIO MANAGEMENT AGREEMENT

For The [                                           ] Portfolio

AGREEMENT made this ___ day of ________, 2022, between MacKay Shields, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended “Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [                                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust's Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.             Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.             Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by, or under the supervision of, the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co. LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio; provided, however, that upon at least 90 days’ prior written notice, the Portfolio Manager may cease accepting additional allocations of assets to the Account. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account records comparable to those records required to be maintained under Rule 31a-1(b)(1), (5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account;

(v) determine whether and in what manner to vote, and execute or cause to be executed proxies respecting the voting of, securities held by the Account at meetings of holders of such securities provided that timely notice has been given to Portfolio Manager of such meetings; and

(vi) In connection with any restructuring, workout or default of any security held at any time in the Portfolio, the Portfolio Manager is authorized to retain legal counsel and financial advisors, negotiate and execute documentation relating to investments in the Portfolio and, in connection with the foregoing, initiate, participate in, settle or dispose of legal proceedings on behalf of the Portfolio, as reasonable in the Portfolio Manager’s judgment on behalf of the Trust. Such documentation and legal proceedings shall relate solely to investments to be made or sold, currently held or previously held. The Portfolio Manager is authorized to negotiate and execute, without limitation, (i) documentation relating to private placements and bank debt, (ii) waivers, consents, amendments or other modifications relating to investments, and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements, including agreements with counterparties.

3.             Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, as that term is defined in Section 2(a)(3) of the Investment Company Act, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.             Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.40% on the first $100 million of the average daily net assets of the Account and 0.35% on average daily net assets of the Account over $100 million. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.  The Portfolio Manager will be provided with a schedule displaying the manner in which the fee was computed. Payment shall be made generally within twelve business days of the end of each calendar month or as soon thereafter as is reasonably practicable. The Trust shall transmit to the Portfolio Manager the fee for the previous month.

5.             Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Portfolio Manager understands that the Trust will rely upon certain documents provided to it by Portfolio Manager and/or documents filed by the Portfolio Manager with the Securities and Exchange Commission (“SEC”). Portfolio Manager expressly warrants the accuracy of any and all such documents and further warrants that such documents shall not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading. Without limiting the generality of the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses result from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement or out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager' s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.             Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.             Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.             Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. The Trust consents to the use of its name by the Portfolio Manager in its client list included in marketing materials and to disclosure of its names and the fee hereunder to other mutual fund clients as may be required by Section 15(c) of the Investment Company Act of 1940. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Wellington Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “MacKay Shields, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“MacKay Shields Marks”), are valuable property of the Portfolio Manager and that the use of the MacKay Shields Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.             Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.           Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.           Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

If to Portfolio Manager:

MacKay Shields, LLC

1345 Avenue of the Americas

New York, New York 10105

Attn: General Counsel

12.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	MacKay Shields, LLC

	By:	_____________________

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio)

	By:	_____________________